UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 19, 2025

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE $.01 PER SHARE	MRTN	THE NASDAQ STOCK MARKET LLC (NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On August 19, 2025, Marten Transport, Ltd. (the “Company”) announced that Timothy M. Kohl, Chief Executive Officer of the Company, notified the Company that he will retire from the Company as of the close of business on September 30, 2025.

Appointment of Certain Officers

On August 19, 2025, the Company announced that Randolph L. Marten has been appointed to serve as Chairman of the Board of Directors and Chief Executive Officer (“CEO”) of the Company, effective October 1, 2025. Mr. Marten, age 72, has been a full-time employee of the Company since 1974. Mr. Marten has been a Director since October 1980 and Executive Chairman of the Board since May 2021. Mr. Marten also served as Chairman of the Board from August 1993 to May 2021, Chief Executive Officer from January 2005 to May 2021, President from June 1986 to June 2008, Chief Operating Officer from June 1986 to August 1998 and as a Vice President from October 1980 to June 1986.

There is no arrangement or understanding between Mr. Marten and any other person pursuant to which Mr. Marten has been appointed as CEO. There are no family relationships between Mr. Marten and any of the Company’s directors and executive officers, and Mr. Marten is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensatory Arrangements of Certain Officers

As of the date of filing of this Current Report on Form 8-K, the Company has not entered into any material plan, contract or arrangement or made any amendment thereto or made any grant or award, in connection with Mr. Marten’s appointment as Chief Executive Officer. Mr. Marten’s previously reported compensatory arrangements, grants and awards remain in effect. To the extent any such arrangements are amended, or any new material plan, contract or arrangement or amendment is entered into in connection with such appointment, including any new grant or award, the Company will file an amendment to this Current Report on Form 8-K within four business days after the Company enters into any such plan, contract, arrangement, amendment, grant or award to include the information required by Item 5.02(c)(3) of Form 8-K.

Section 7 – Regulation FD

Item 7.01.     Regulation FD Disclosure.

On August 19, 2025, the Company issued a press release announcing the changes to its leadership described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 19, 2025 (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: August 19, 2025	By:	/s/ James J. Hinnendael
James J. Hinnendael Its: Executive Vice President and Chief Financial Officer

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